UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                 February 16, 2006

ProUroCare Medical, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-103781	20-1212923
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Carlson Parkway, Suite 124, Plymouth, MN		55447
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 952-476-9093

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into Material Definitive Agreements

On February 16, 2006 ProUroCare Medical Inc. closed on the first tranche of a $6.0 million senior debt financing. The $1.2 million tranche closed on that date is the first of three to four expected closings to be completed in the near future. The senior debt financing is in the form of a long-term bank loan (the “Loan”) secured by the assets of the Company and guaranteed by two investors, who received unsecured convertible debentures in exchange for their guarantees.

The Company issued a promissory note to the bank in the amount of $1,200,000, at an interest rate of the Prime Rate plus 1.0%. The promissory note is due on January 11, 2008, and is secured by a security agreement covering all Company assets, including two technology licenses that were assigned to the Bank.

The two loan guarantors each guaranteed $600,000 of the loan, and were each issued 10% unsecured convertible subordinated debenture in the amount of $200,000. The debentures mature on February 16, 2009, and are convertible into ProUroCare common stock at a price of $0.50 per share. If the guarantees of the underlying bank indebtedness is not released by August 31, 2007 (or subsequently October 31, 2007) the conversion price becomes $.040 per share (and subsequently $0.30 per share), respectively.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1                               Promissory Note dated January 11, 2006 issued by ProUroCare Medical Inc. in favor of Crown Bank, executed February 16, 2006.

4.2                               Assignment of Profile LLC License Agreement dated January 11, 2006 between ProUroCare Inc. and Crown Bank, executed February 16, 2006.

4.3                               Assignment of CS Medical Technologies LLC License Agreement dated January 11, 2006 between ProUroCare Inc. and Crown Bank, executed February 16, 2006.

4.4                               Guaranty provided to Crown Bank on behalf of ProUroCare Medical Inc. dated January 10, 2006.

4.5                               Guaranty provided to Crown Bank on behalf of ProUroCare Medical Inc. dated January 10, 2006.

4.6                               Convertible Subordinated Debenture dated February 17, 2006 issued by ProUroCare Medical Inc. in favor of guarantor.

4.7                               Convertible Subordinated Debenture dated February 17, 2006 issued by ProUroCare Medical Inc. in favor of guarantor.

4.8                               Security Agreement dated January 11, 2006 between Crown Bank and ProUroCare, Inc., executed February 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROUROCARE MEDICAL, INC.

February 23, 2007	By:	/s/ Maurice R. Taylor
Maurice R. Taylor,
Chief Executive Officer